Exhibit 99.4

FORM OF REGISTRATION RIGHTS AGREEMENT

DATED AS OF —, 2008

AMONG

GSI GROUP INC.

AND

THE PURCHASERS

LISTED ON THE SIGNATURE PAGES HERETO

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of —, 2008, among the Purchasers listed on the signature pages hereto and GSI Group Inc., a company continued and existing under the laws of New Brunswick (the “Company”).

The Purchasers own or have the right to acquire up to an aggregate of — Warrants (as hereinafter defined) to acquire up to an aggregate of — shares of Common Shares (as hereinafter defined), subject to certain anti-dilution adjustments, of the Company pursuant to the terms of the Purchase Agreement (as hereinafter defined). The Company and the Purchasers deem it to be in their respective best interests to set forth their rights in connection with public offerings and sales of Common Shares and are entering into this Registration Rights Agreement in connection with the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Purchasers hereby agree as follows:

SECTION 1. Certain Definitions. For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

“Business Day” means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” has the meaning ascribed to such term in the Purchase Agreement.

“Continuing Registration Delay Payment” has the meaning assigned thereto in Section 2(d) hereof.

“Delay Payments” has the meaning assigned thereto in Section 2(d) hereof.

“Effective Time” means the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Effectiveness Deadline” has the meaning assigned thereto in Section 2(a) hereof.

“Effectiveness Failure” has the meaning assigned thereto in Section 2(a) hereof.

“Electing Holder” means any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) or 3(a)(iii) hereof and the instructions set forth on the Notice and Questionnaire.

“Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., The NASDAQ Global Market or The NASDAQ Capital Market.

“Exchange Act” means the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

“Exchange Act Reports” has the meaning ascribed to such term in the Purchase Agreement.

“Filing Deadline” has the meaning assigned thereto in Section 2(a) hereof.

“Filing Failure” has the meaning assigned thereto in Section 2(d) hereof.

“FINRA” has the meaning assigned thereto in Section 4(a) hereof.

The term “holder” means each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any permitted successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Initial Registration Delay Payment” has the meaning assigned thereto in Section 2(d) hereof.

“Inspectors” has the meaning assigned thereto in Section 3(a)(xvii) hereof.

“Maintenance Period” has the meaning assigned thereto in Section 2(a) hereof.

“Maintenance Failure” has the meaning assigned thereto in Section 2(d) hereof.

“Merger” has the meaning ascribed to such term in the Purchase Agreement.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” means a corporation, association, partnership, organization, limited liability company, limited partnership, limited liability partnership, or other similar entity, individual, government or political subdivision thereof or governmental agency.

“Principal Market” has the meaning set forth in the Purchase Agreement.

“Purchase Agreement” means that certain Purchase Agreement, dated as of July 9, 2008, among the Company, GSI Group Corporation and the Purchasers, as may be amended, modified or supplemented from time to time.

“Purchasers” means the Purchasers named on the signature pages to the Purchase Agreement.

“Records” has the meaning assigned thereto in Section 3(a)(xvii) hereof.

“Registrable Securities” means the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (ii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company; (iii) such Security is eligible to be sold to the public by a non-affiliate of the Company without restriction pursuant to Rule 144 (or any successor rule) and without the requirement to be in compliance with Rule 144(c)(1) (or any successor rule); or (iv) such Security shall cease to be outstanding.

“Registered Securities” has the meaning assigned thereto in Section 2(d) hereof.

“Registration Expenses” has the meaning assigned thereto in Section 4 hereof.

“Required Holders” means the holders of at least a majority of the Registrable Securities.

“Review Notice” means the oral or written notification by the Commission to the Company or its legal counsel that the Shelf Registration Statement or any one or more Exchange Act Reports that are or will be incorporated by reference therein will be subject to the review of the Commission in whole or in part.

“Rule 144,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities” means, collectively, (i) the Common Shares of the Company issued and issuable upon exercise of the Warrants and (ii) any capital stock of the Company issued or issuable, with respect to the Warrants or the Securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercises of the Warrants.

“Securities Act” means the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

“Shelf Registration” has the meaning assigned thereto in Section 2(a) hereof.

“Shelf Registration Statement” has the meaning assigned thereto in Section 2(a) hereof.

“Suspension Period” has the meaning assigned thereto in Section 3(d) hereof.

“Warrants” has the meaning ascribed to such term in the Purchase Agreement.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Registration Rights Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Section or other subdivision. Capitalized terms used herein but not defined herein shall have the meaning assigned to such terms in the Purchase Agreement.

SECTION 2. Registration Under the Securities Act.

(a) The Company shall file under the Securities Act as soon as reasonably practicable, but no later than 45 days after the consummation of the Merger (the “Filing Deadline”), a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all, but not less than all, of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”); provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder. The Company agrees to use reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective no later than 60 days after the consummation of the Merger unless the Company (or its legal counsel) receives a Review Notice, in which case such 60-day period shall be a 90-day period (in either case, the “Effectiveness Deadline”). Subject to Section 3(d), the Company agrees to use reasonable best efforts to keep such Shelf Registration Statement continuously effective until the earlier of (i) the date which is twelve (12) months after the Effective Time and (ii) the date on which there are no Registrable Securities (the “Maintenance Period”). The Company further agrees to use reasonable best efforts to, after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(iii) hereof; provided further that each holder shall promptly furnish additional information reasonably required to be disclosed in order to make information previously furnished to the Company by such holder not misleading. The Shelf Registration Statement shall contain (except if otherwise mutually agreed to by the Company by the Required Holders) the “Selling Securityholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, including without limitation, any post effective amendments, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration. By 9:30 a.m. New York time on the second Business Day following the Effective Time of the Shelf Registration Statement or the post effective amendment, as applicable, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Shelf Registration Statement.

(b) The Company shall use reasonable best efforts to take all actions reasonably necessary to ensure that the transactions contemplated herein are effected as so contemplated in Section 2(a) hereof, and to submit to the Commission, within five Business Days after the Company learns that no review of the Shelf Registration Statement will be made by the staff of the Commission or that the staff has no further comments on the Shelf Registration Statement, as the case may be, a request for acceleration of effectiveness (or post effective amendment, if applicable) of the Shelf Registration Statement to a time and date not later than 48 hours after the submission of such request.

(c) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated,

therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time. Any reference to a prospectus as of any time shall include any supplement thereto, preliminary prospectus, or any free writing prospectus in respect thereof.

(d) If (i) the Shelf Registration Statement is (A) not filed with the Commission on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the Commission on or before the Effectiveness Deadline, (an “Effectiveness Failure”); (ii) at any time during the Maintenance Period sales of Registrable Securities required to be included on the Shelf Registration Statement pursuant to Section 2(a) hereof (the “Registered Securities”) cannot be made (other than during a Suspension Period (as defined in Section 3(d)) or during the period after a post-effective amendment is filed, and prior to the effectiveness thereof, to include information at the request of an Electing Holder) pursuant to the Shelf Registration Statement because the Shelf Registration Statement is not effective at such time or the Company shall have failed to maintain the listing of the Common Shares on an Eligible Market (a “Maintenance Failure and, together with a Filing Failure and an Effectiveness Failure, a “Failure”), then the Company shall pay to each Electing Holder that continues to hold Registrable Securities on the date of such Failure (i) an amount in cash equal to one percent (1%) of the product of (x) $the “issue price” of the Warrants determined in accordance with Section 5.13 of the Purchase Agreement, minus $0.01 (the “Warrant Share Value”), and (y) the aggregate amount of Registered Securities held by such Electing Holder on the date of such Failure (the “Initial Registration Delay Payment”), and (ii) for each additional thirty-day period in which one or more Failures are continuing at the completion of such thirty-day period, the Company shall pay to each Electing Holder that continues to hold Registrable Securities on such thirtieth day an amount in cash equal to one percent (1%) of the product of (x) the Warrant Share Value, and (y) the aggregate amount of Registered Securities held by such Electing Holder on each successive thirtieth day that any Failure continues (the “Continuing Registration Delay Payment” and, together with the Initial Registration Delay Payment, the “Delay Payments”). Notwithstanding anything to the contrary in this Section 2, each Electing Holder will only be entitled to receive a Delay Payment for one Failure at any one time even if two or more Failures are ongoing at any one time. Delay Payments shall be due and payable on the fifth (5th) Business Day after the Failure giving rise to the Initial Registration Delay Payment, and if any Failure is ongoing thereafter, then on the first day of each successive thirty (30) day period that such Failure is continuing; provided, however, that Delay Payments shall cease to accrue or be payable on and after the later of (i) the date that is twelve (12) months after the Effective Time of the Shelf Registration Statement and (ii) the date on which each of the Registrable Securities has ceased to be a Registrable Security. Additionally, no Maintenance Failure will be deemed to have occurred as a result of the Shelf Registration Statement ceasing to be effective during the period beginning on the six month anniversary of the Effective Time and ending on the last day of the Maintenance Period provided that the Company otherwise continues to satisfy the information requirements of Rule 144(c)(1).

(e) Neither the Company nor any Subsidiary (as defined in the Purchase Agreement) or affiliate thereof shall identify any holder as an underwriter in any public disclosure or filing with the Commission, the Principal Market or an Eligible Market and any

holder being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Purchase Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Shelf Registration Statement; provided, further, that the Company will not be obligated to pay any Registration Delay Payment as a result of any Failure due to any dispute between a holder and the Commission regarding such holder’s status as an underwriter. Notwithstanding anything to the contrary, to the extent a holder is required to be identified as an underwriter in a Shelf Registration Statement, such holder shall have the right to withdraw from the Shelf Registration Statement, at any time, without being so named.

(f) In no event shall the Company include any securities other than Registrable Securities on any Shelf Registration Statement without the prior written consent of the Required Holders.

(g) If at any time during which Registrable Securities are outstanding there is not an effective Shelf Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the holder written notice of such determination and if, within five (5) Business Days after receipt of such notice, the holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the holder requests to be registered. Notwithstanding the foregoing, if the managing underwriter of the public underwritten offering determines in its reasonable discretion that the success of the offering will be jeopardized without a limitation on the number of shares to be underwritten, the managing underwriter may in its reasonable discretion limit the Registrable Securities or other securities to be distributed through such underwriting pro rata (other than any securities being offered by the Company), and if necessary, exclude all selling stockholders. If the holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Notwithstanding anything to the contrary, to the extent a holder is required to be identified as an underwriter in a Shelf Registration Statement, such holder shall have the right to withdraw from the Shelf Registration Statement, at any time, without being so named.

SECTION 3. Registration Procedures.

The following provisions shall apply to the filing of the Shelf Registration Statement:

(a) The Company shall:

(i) prepare and file with the Commission within the time periods specified in Section 2(a), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition (but which shall not include an underwritten offering as to which the Company needs to assist) as may be specified by such of the holders as, from time to time, may be Electing Holders and use reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as reasonably practicable but in any case within the time periods specified in Section 2(a);

(ii) not more than 5 Business Days after the consummation of the Merger, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

(iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, send a Notice and Questionnaire to such holder, and, upon return of such Notice and Questionnaire from such Holder, use reasonable best efforts to include such holder’s Registrable Securities in the Shelf Registration Statement as soon as practicable but in any event within five days following receipt by the Company of such Notice and Questionnaire; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

(iv) as soon as reasonably practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement (including without limitation, any required post effective amendments) and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, including without limitation, to promptly include any Electing Holder to be named as a selling security holder therein;

(v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi) provide (A) one representative of the Electing Holders and (B) not more than one counsel (“Legal Counsel”) for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto (but not including any documents incorporated by reference), in each case subject to customary confidentiality restrictions. The Company shall (A) permit Legal Counsel to review and comment upon (i) a Shelf Registration Statement at least five (5) Business Days prior to its filing with the Commission and (ii) all amendments and supplements to all Shelf Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the Commission, and (B) give due consideration to any comments Legal Counsel provides with respect to any Shelf Registration Statement or amendment or supplement thereto. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to any Shelf Registration Statement, (ii) promptly after the same is prepared and filed with the Commission, one copy of any Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, and, if requested by a holder and unavailable on EDGAR, all documents incorporated therein by reference and all exhibits to such Shelf Registration Statement and (iii) upon the effectiveness of any Shelf Registration Statement, one copy of the prospectus included in such Shelf Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3(vi);

(vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(a), make available between 9 a.m. and 5 p.m. on any Business Day at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(a)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to be available to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record other than through a breach of this provision by such person or by an Electing Holder (but excluding by virtue of its inclusion in such registration statement or otherwise by the Company), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (provided such person agrees that it will give prompt notice to the Company and allow the Company, at its expense, to promptly undertake appropriate action and to prevent disclosure of such information deemed confidential), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii) promptly notify each of the Electing Holders, and if requested by any such Electing Holder, confirm such advice in writing, (A) when such Shelf Registration

Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

(x) if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the amount of Registrable Securities being sold by such Electing Holder, the name and description of such Electing Holder the offering price of such Registrable Securities and any compensation payable in respect thereof, and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that any suspension of the Shelf Registration Statement caused by the Company filing a post-effective amendment to incorporate information pursuant to this Section 3(a)(x) shall not be deemed a Failure under this Agreement;

(xi) if requested by any Electing Holder, furnish to such Electing Holder and the respective counsel referred to in Section 3(a)(vi) a conformed copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case, if so requested, including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement, in conformity in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(b) below, the

Company hereby consents to the use of such prospectus and any amendment or supplement thereto by each such Electing Holder, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any supplement or amendment thereto;

(xii) (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of all applicable jurisdictions in the United States, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(a) above and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its articles of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xiii) unless any Registrable Securities shall be in book-entry only form, reasonably cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;

(xiv) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as reasonably practicable but in any event not later than ninety (90) days after the close of the period covered thereby, if requested, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder);

(xv) in the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(xvi) if any holder is required under applicable securities laws to be described in the Shelf Registration Statement as an underwriter or a holder believes that it could reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such holder, the Company shall furnish to such holder, on such date as a holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the holders, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Shelf Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the holders; provided, however, that the holder shall pay all fees and expenses relating to any letter or opinion requested by such holder pursuant to this Section 3(a)(xvi).

(xvii) if any holder is required under applicable securities laws to be described in the Shelf Registration Statement as an underwriter, or a holder believes that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall make available for inspection by (i) such holder, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Shelf Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any holder) shall be deemed to limit the holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(b) In the event that the Company would be required, pursuant to Section 3(a)(viii)(C), (D) or (E) above, to notify the Electing Holders, the Company shall promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(a)(viii)(C), (D) or (E) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(c) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case that could cause the prospectus to contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If an Electing Holder fails to provide to the Company any information required to be provided pursuant to this Section 3(c) within fifteen (15) days after the Electing Holder became aware of the inaccuracy, omission or required change, the Company may suspend the use of the Shelf Registration Statement and the prospectus contained therein until such time as the Electing Holder provides the required information to the Company and such period will not be deemed to be a Suspension Period (as defined below) hereunder.

(d) Notwithstanding any other provision of this Agreement, the Company may for any valid business reasons (other than avoidance of its obligations hereunder), including without limitation, a potential material acquisition, divestiture of assets or other material corporate transaction, notify holders of Registrable Securities in writing that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities for a period not to exceed 45 consecutive days and 60 days in the aggregate during any twelve-month period; provided, that the Company promptly thereafter complies with the requirements of Section 2(b) hereof, if applicable, and provided further that, if a post-effective amendment is required by applicable law to be filed with the Commission to cause a Electing Holder to be named as a selling security holder in the Shelf Registration Statement or to correct any information previously provided by an Electing Holder or to change other information requested by an Electing Holder to be included therein, the period of time between the filing and the effectiveness of any such post effective amendment shall be permitted and shall not deemed to be a Suspension Period hereunder so long as the Company uses its reasonable best efforts promptly to file such post effective amendment. The first day of any Suspension Period must be at least five trading days after the last day of any prior Suspension Period. Each holder agrees that upon receipt of any notice from the Company pursuant to this Section 3(d), it will discontinue use of the prospectus contained in the Shelf Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto or until advised in writing by the Company that the use of the prospectus contained in the Shelf Registration Statement may be resumed (any such period, a “Suspension Period”).

SECTION 4. Registration Expenses.

(a) The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Registration Rights Agreement, including (a) all Commission and any Financial Industry Regulatory Authority (“FINRA”) registration, filing and review fees and expenses (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(a)(xii) hereof and determination of their eligibility for investment under the laws of all jurisdictions, including reasonable fees and disbursements of not more than one counsel for the Electing Holders in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing blue sky memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (f) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions required by or incident to such performance and compliance), (g) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company with Milbank, Tweed, Hadley & McCloy LLP or Schulte Roth & Zabel LLP deemed reasonably satisfactory), and (h) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

SECTION 5. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each of the Electing Holders, the directors, officers, partners, members, employees, agents, representatives of, and each person, if any, who controls any of the

Electing Holders within the meaning of the Securities Act or the Exchange Act included in a Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or free writing prospectus contained therein or furnished by the Company to any such Electing Holder or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder, such Electing Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability (x) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or free writing prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any such person for use therein or (y) arises from such person’s use of the Shelf Registration Statement or prospectus or any amendments or supplements thereto (i) during a Suspension Period or (ii) that occurs prior to such person being named in the Shelf Registration Statement.

(b) Indemnification by the Holders. Each Electing Holder agrees, severally and not jointly, to (i) indemnify and hold harmless the Company, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or free writing prospectus contained therein or furnished by the Company to any such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 5(b) for any amounts in excess of the dollar amount of the net proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 5, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 5(a) or 6(b) hereof to the extent the indemnifying party is not materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Contribution. If for any reason the indemnification provisions contemplated by Section 5(a) or Section 5(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the net proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 5(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.

(e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder and each person, if any, who controls any holder within the meaning of the Securities Act; and the obligations of the holders contemplated by this Section 5 shall be in addition to any liability which the respective holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

SECTION 6. Rule 144.

The Company covenants to the holders of Registrable Securities that until such date as the Registrable Securities cease to be Registrable Securities, to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Promptly upon receipt of a request from any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements. The Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of Common Shares then outstanding.

SECTION 7. Miscellaneous.

(a) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

(b) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at GSI Group Inc., 125 Middlesex Turnpike, Bedford, Massachusetts 01730, Attention: General Counsel; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: Michael J. Zeidel, Esq., and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(c) Parties in Interest. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(d) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of the transactions contemplated herein.

(e) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(f) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF COURTS OF UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR THE STATE OF NEW YORK, AND ANY APPELLATE COURT THEREFROM, FOR THE RESOLUTION OF ANY AND ALL DISPUTES, CONTROVERSIES, CONFLICTS, LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SUBJECT MATTER HEREOF AND

AGREES NOT TO COMMENCE ANY LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SUBJECT MATTER HEREOF IN ANY OTHER COURT.

(g) Headings. The descriptive headings of the several Sections and paragraphs of this Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Registration Rights Agreement.

(h) Entire Agreement; Amendments. This Registration Rights Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Registration Rights Agreement may be amended and the observance of any term of this Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 7(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i) Inspection. For so long as this Registration Rights Agreement shall be in effect, this Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any Business Day between 9 a.m. and 5 p.m. by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities and this Agreement) at the offices of the Company at the address thereof set forth in Section 7(c) above.

(j) Counterparts. This Registration Rights Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among the Purchasers and the Company.

(k) Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the holders to any transferee of all or any portion of such holder’s Registrable Securities if: (i) the holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

(l) Independent Nature of the Purchasers. The obligations of each Investor hereunder are several and not joint with the obligations of any other holder, and no provision of this Agreement is intended to confer any obligations on any holder vis-à-vis any other holder. Nothing contained herein, and no action taken by any holder pursuant hereto, shall be deemed to constitute the holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

Very truly yours,

GSI GROUP INC.

By:
Name:
Title:

Accepted as of the date hereof:

INITIAL HOLDERS:

HIGHBRIDGE INTERNATIONAL LLC

By:	HIGHBRIDGE CAPITAL MANAGEMENT, LLC,
its Trading Manager

By:
Adam J. Chill, Managing Director

TEMPO MASTER FUND LP

By:
Name:
Title :

SILVER OAK CAPITAL, L.L.C

By:
Name:
Title :

INTERLACHEN CONVERTIBLE INVESTMENTS LIMITED

By:
Name:	Gregg T. Colburn
Title :

SPECIAL VALUE CONTINUATION PARTNERS, L.P.

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

SPECIAL VALUE EXPANSION FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

SPECIAL VALUE OPPORTUNITIES FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

Each of the above by:

Name:
Title :

S-2

Hale Capital Partners, LP

By:
Name:	Martin M. Hale, Jr.
Title:	Chief Executive Officer

LIBERTY HARBOR MASTER FUND I, L.P.

By:	Liberty Harbor I GP, LLC
its:	General Partner

By:
Name:
Title:

UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited

By:
Name:	Andrew Martin
Title:	Managing Director

UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited

By:
Name:	Andrew Martin
Title:	Managing Director

S-3

EXHIBIT A

GSI GROUP INC.

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [DATE]*

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

*	Not less than 20 calendar days from date of mailing.

GSI GROUP INC.

Notice of Registration Statement

and

Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) among GSI GROUP INC. (the “Company”), and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s Common Shares (the “Securities”). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as Selling Securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Registrable Securities” is defined in the Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same ( as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

(2)	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person

(3)	Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

	(a)	Number of shares of Registrable Securities beneficially owned:

	(b)	Number of shares of Securities other than Registrable Securities beneficially owned:

	(c)	Number of shares of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

(4)	Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales (which may involve crosses or block transactions) may be effected in (i) transactions on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) transactions in the over-the-counter market, (iii) transactions otherwise than on such exchanges or services or in the over-the-counter market, (iv) transactions through the writing of options, whether such options are listed on an options exchange or otherwise, (v) ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers, (vi) block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction, (vii) purchases by a broker-dealer as principal and resale by the broker-dealer for its account, (viii) an exchange distribution in accordance with the rules of the applicable exchange, (ix) privately negotiated transactions, (x) short sales, (xi) sales pursuant to Rule 144, (xii) broker-dealers may agree with the Selling Securityholders to sell a specified number of such shares at a stipulated price per share, (xiii) a combination of any such methods of sale or (xiv) any other method permitted pursuant to applicable law. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the

Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)	To the Company:

GSI Group Inc.

125 Middlesex Turnpike

Bedford, Massachusetts 01730

Attention: General Counsel

Telephone No.: (978) 439-5511

Telecopier No.: —

(ii)	With a copy to:

Skadden, Arp, Slate, Meagher & Flom LLP

Four Times Square,

New York, New York 10036

Attention: Michael J. Zeidel, Esq.

Telephone: 617-573-4815

Telecopier: 617-305-4815

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

EXHIBIT B

SELLING SECURITYHOLDERS

The shares of common stock being offered by the Selling Securityholders are those issuable to the Selling Securityholders upon exercise of the warrants. For additional information regarding the issuances of the warrants, see “Private Placement of Warrants” above. We are registering the common shares in order to permit the Selling Securityholders to offer the shares for resale from time to time. Except for the ownership of the warrants, the Selling Securityholders have not had any material relationship with us within the past three years.

The table below lists the Selling Securityholders and other information regarding the beneficial ownership of the common shares by each of the Selling Securityholders. The second column lists the number of common shares beneficially owned by each Selling Securityholder, based on its ownership of the warrants, as of             , 2008, assuming exercise of all of the warrants held by the Selling Securityholders on that date.

The third column lists the common shares being offered by this prospectus by the Selling Securityholders.

In accordance with the terms of a registration rights agreements with the holders of the warrants, this prospectus generally covers the resale of at least the sum of (i) the maximum number of common shares issued and issuable upon exercise of the warrants, determined as if the outstanding warrants were exercised, as applicable, in full, as of the Trading Day immediately preceding the date this registration statement is initially filed with the SEC. The fourth column assumes the sale of all of the shares offered by the Selling Securityholders pursuant to this prospectus.

The Selling Securityholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Securityholder	Number of Common Shares Owned Prior to Offering	Maximum Number of Common Shares to be Sold Pursuant to this Prospectus	Number of Common Shares Owned After Offering
[ ] (1)			0
[ ] (2)			0
[Other Purchasers] (3)

(1)

(2)

(3)

PLAN OF DISTRIBUTION

We are registering the common shares issuable upon exercise of the warrants to permit the resale of these common shares by the holders of the warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the Selling Securityholders of the common shares. We will bear all fees and expenses incident to our obligation to register the common shares.

The Selling Securityholders may sell all or a portion of the common shares beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the common shares are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting discounts or commissions or agent’s commissions. The common shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the Selling Securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the Selling Securityholders effect such transactions by selling common shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Securityholders or commissions from purchasers of the common shares for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the common shares or otherwise, the Selling Securityholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the common shares in the course of hedging in positions they assume. The Selling Securityholders may also sell common shares short and deliver common shares covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The Selling Securityholders may also loan or pledge common shares to broker-dealers that in turn may sell such shares.

The Selling Securityholders may pledge or grant a security interest in some or all of the warrants, or common shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of Selling Securityholders to include the pledgee, transferee or other successors in interest as Selling Securityholders under this prospectus. The Selling Securityholders also may transfer and donate the common shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Securityholders and any broker-dealer participating in the distribution of the common shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the common shares is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of common shares being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the Selling Securityholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the common shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the common shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

A-2

There can be no assurance that any Selling Securityholders will sell any or all of the common shares registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The Selling Securityholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the common shares by the Selling Securityholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the common shares to engage in market-making activities with respect to the common shares. All of the foregoing may affect the marketability of the common shares and the ability of any person or entity to engage in market-making activities with respect to the common shares.

We will pay all expenses of the registration of the common shares pursuant to the registration rights agreement, estimated to be $[            ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling securityholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the Selling Securityholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the Selling Securityholders will be entitled to contribution. We may be indemnified by the Selling Securityholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the Selling Securityholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the common shares will be freely tradable in the hands of persons other than our affiliates.

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